SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 5, 2003


                                SPECTRASITE, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)


         0-27217                                        56-2027322
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(Commission File Number)                 (I.R.S. Employer Identification Number)


                            100 REGENCY FOREST DRIVE
                                    SUITE 400
                           CARY, NORTH CAROLINA 27511
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               (Address of principal executive offices) (Zip Code)


                                 (919) 468-0112
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              (Registrant's telephone number, including area code)

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ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 5, 2003, SpectraSite, Inc. issued a press release announcing its results of operations for the three months ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference into this Item.

         The information contained in Item 12 of this Current Report on Form 8-K (including the press release) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information contained in Item 12 of this Current Report on Form 8-K (including the press release) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   SPECTRASITE, INC.



                                   By:  /s/ David P. Tomick
                                        ---------------------------------------
                                        David P. Tomick
                                        Executive Vice President and
                                        Chief Financial Officer



Dated:   November 5, 2003


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EXHIBIT INDEX
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99.1     The Registrant's earnings release, reporting its financial results for the quarter ended September 30, 2003.